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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2005
                             -----------------------

                         PRG-Schultz International, Inc.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              Georgia                             000-28000                         58-2213805
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                         600 Galleria Parkway, Suite 100
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 779-3900

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 7, 2005, PRG-Schultz International, Inc. (the "Company") amended its Shareholder Protection Rights Agreement with Wachovia Bank, National Association, as Rights Agent, dated as of August 9, 2000, as amended on May 15, 2002 and August 16, 2002, to reflect the addition of a new clause (v) to the definition of "Acquiring Person" contained in the Agreement.

The new clause (v) provides, subject to certain specified criteria, that members of the Ad Hoc Committee of the Company's 4 3/4% Convertible Subordinated Note holders who may be deemed to be Acquiring Persons solely due to their membership on or participation in the activity of the Ad Hoc Committee shall be not be deemed to be Acquiring Persons under the Agreement. As a result, such activities, in and of themselves, will not trigger the provisions of the Agreement. The new clause (v) expires upon the dissolution of the Ad Hoc Committee. See Exhibit 4.1 hereto, the contents of which are incorporated by reference herein. The Rights Agent also serves as the Transfer Agent for the Company's Common Stock.

ITEM 3.03   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

        Exhibit Number        Description
        --------------        -----------
               4.1            Third amendment to Shareholder  Protection  Rights
                              Agreement, dated as of November 7, 2005, between Registrant and Rights Agent.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRG-SCHULTZ INTERNATIONAL, INC.



Date: November 11, 2005                By: /s/ C. McKellar, Jr.
                                           -------------------------------------
                                             Clinton McKellar, Jr.
                                             General Counsel and Secretary

                                  EXHIBIT INDEX


        Exhibit Number        Description
        --------------        -----------
               4.1            Third amendment to Shareholder  Protection  Rights
                              Agreement, dated as of November 7, 2005, between Registrant and Rights Agent.



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